EXHIBIT 10.23

SECOND AMENDING AGREEMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

dated as of December 14, 2012

ALTALINK INVESTMENT MANAGEMENT LTD.,
in its capacity as general partner of
ALTALINK INVESTMENTS, L.P.,

as Borrower,

-and-

ALT ALINK INVESTMENT MANAGEMENT LTD.,

as General Partner,

- and-

ROYAL BANK OF CANADA,

as Administrative Agent of the Lenders, and as Lender,

- and -

THE LENDERS PARTY HERETO,

as Lenders

RBC - AltaLink - Second Amending Agreement to Amended and Restated Credit Agreement
LEGAL_1:250516742

SECOND AMENDING AGREEMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 14, 2012, among AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, LP., as Borrower, AltaLink Investment Management Ltd., as General Partner, Royal Bank of Canada, as Agent on behalf of itself as Lender and the other Lenders party hereto.

RECITALS

WHEREAS AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, Royal Bank of Canada, as Agent on behalf of itself as Lender and the other Lenders are parties to an Amended and Restated Credit Agreement made as of December 14, 2011 (as amended by a first amending agreement dated as of April 27, 2012, the "Original Credit Agreement");

AND WHEREAS the Borrower, the General Partner, the Lenders and the Agent have agreed to amend certain provisions of the Original Credit Agreement in the manner and on the terms and conditions provided for herein.

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

1.1    Definitions

All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Original Credit Agreement.

ARTICLE 2
AMENDMENTS

2.1
Amendment to the definition of Applicable Margin. The parties hereto confirm that the definition of "Applicable Margin" in the Original Credit Agreement shall be amended by replacing the pricing grid contained in such definition with the pricing grid attached hereto as Schedule A.

2.2
Amendment to definition of Business. The parties hereto confirm that the definition of "Business" in the Original Credit Agreement shall be amended by adding the following new paragraph (g) immediately following paragraph (f) of such definition:

(g) provided that such activities are not prohibited by the Master Trust Indenture, business development activities related to the pursuit of potential opportunities regarding the transmission of electricity in countries other than Canada and the United States (including, without limitation, Brazil and India), provided however that (A) any costs or expenses incurred by the Borrower and its Subsidiaries in respect of such business development activities shall not exceed $20,000,000 in

RBC - AltaLink - Second Amending Agreement to Amended and Restated Credit Agreement
LEGAL_1:250516742

aggregate per calendar year and (B) nothing in this definition shall permit the Borrower or its Subsidiaries to (i) own or operate any electrical transmission lines or any other infrastructure in any such other country, (ii) to make any Acquisition of any Person carrying on business in any such other country or of any other assets located in any such other country or (iii) to make any Investment in any Person which owns or operates any electrical transmission lines or other infrastructure in any such other country, without the prior written consent of the Majority Lenders,"

2.3
Amendment to Definition of Maturity Date. The parties hereto confirm that the definition of "Maturity Date" in the Original Credit Agreement shall be amended by replacing the date "December 14, 2014" with the date "December 14, 2016" in such definition.

2.4
Amendment to Section 10.15. The parties hereto confirm that Section 10.15 of the Original Credit Agreement shall be amended by adding the following proviso at the end of such Section: ", provided however that the Borrower and its Subsidiaries may not make any Investment (including pursuant to Section 10.15(iii)) in respect of any activities covered in paragraph (g) of the definition of Business."

2.5
Amendment to Section 10.18. The parties hereto confirm that Section l0.18 of the Original Credit Agreement shall be amended by adding the following proviso at the end of such Section: ", provided however that the Borrower and its Subsidiaries may not make any Acquisitions in respect of any activities covered in paragraph (g) of the definition of Business."

ARTICLE 3
CONDITIONS PRECEDENT

3.1    Conditions Precedent

This Second Amending Agreement shall become effective when :

(a) the Agent shall have received this Second Amending Agreement duly executed and delivered by the Agent, the Lenders, the Borrower and the General Partner; and

(b) the Agent has received an extension fee from the Borrower, which fee shall be in the amount of 14 bps (being 7 bps for each additional year of extension of the Maturity Date) calculated on the Commitment of each Lender party to this Second Amending Agreement, and payable to each such Lender.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES

4.1    Representations and Warranties True and Correct; No Default or Event of Default

The Borrower and General Partner each hereby represents and warrants to the Agent and the Lenders that after giving effect to this Second Amending Agreement, (i) each of the representations and

RBC - AltaLink - Second Amending Agreement to Amended and Restated Credit Agreement
LEGAL_1:250516742

warranties of the Borrower and the General Partner, as the case may be, contained in the Original Credit Agreement and each of the other Loan Documents is true and correct on, and as of the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Original Credit Agreement) and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.

ARTICLE 5
MISCELLANEOUS

5.1    No Other Amendments, Waivers or Consents

Except as expressly set forth herein, the Original Credit Agreement and all Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with its terms. The execution, delivery and effectiveness of the amendments in this Second Amending Agreement shall not be deemed to be a waiver of compliance in the future or a waiver of any preceding or succeeding breach of any covenant or provision of the Original Credit Agreement.

5.2    Time

Time is of the essence in the performance of the parties' respective obligations in this Second Amending Agreement.

5.3    Governing Law

This Second Amending Agreement is a contract made under and shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

5.4    Successors and Assigns

This Second Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and any assigns, transferees and endorsees of the Agent or any Lender. Nothing in this Second Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Second Amending Agreement.

5.5    Counterparts

This Second Amending Agreement may be executed by the parties hereto in counterparts and may be executed and delivered by facsimile or other electronic means and all such counterparts and facsimiles shall together constitute one and the same agreement.

[remainder of page intentionally left blank - signature pages follow]

RBC - AltaLink - Second Amending Agreement to Amended and Restated Credit Agreement
LEGAL_1:250516742

IN WITNESS OF WHICH the parties hereto have duly executed this Second Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK INVESTMENT
MANAGMENT LTD.,
in its capacity as a General Partner of
ALTALINK INVESTMENTS, L.P.

By:
Name:
Title:
By:
Name:
Title:

RBC - AltaLink - Second Amending Agreement to Amended and Restated Credit Agreement
LEGAL_1:250516742

ALTALINK INVESTMENT
MANAGMENT LTD.,

By:
Name:
Title:
By:
Name:
Title:

RBC - AltaLink - Second Amending Agreement to Amended and Restated Credit Agreement
LEGAL_1:250516742

ROYAL BANK OF CANADA,
as Agent
By:	/s/ Yvonne Brazier
	Name:	Yvonne Brazier
	Title:	Manager Agency

RBC - AltaLink - Second Amending Agreement to Amended and Restated Credit Agreement
LEGAL_1:250516742

ROYAL BANK OF CANADA,
as Lender
By:	/s/ Timothy P. Murray
	Name:	Timothy P. Murray
	Title:	Authorized Signatory

RBC - AltaLink - Second Amending Agreement to Amended and Restated Credit Agreement
LEGAL_1:250516742

BANK OF MONTREAL,
as Lender
By:	/s/ Carol McDonald
	Name:	Carol McDonald
	Title:	Vice President
By:	/s/ Jasmine Sultan
	Name:	Jasmine Sultan
	Title:	Associate

RBC - AltaLink - Second Amending Agreement to Amended and Restated Credit Agreement
LEGAL_1:250516742

ALBERTA TREASURY BRANCHES,
as Lender
By:	/s/ Tim Poole
	Name:	Tim Poole
	Title:	Senior Director
By:	/s/ Elin Ingolfsson
	Name:	Elin Ingolfsson
	Title:	Associate Director

RBC - AltaLink - Second Amending Agreement to Amended and Restated Credit Agreement
LEGAL_1:250516742

BANK OF NOVA SCOTIA,
as Lender
By:	/s/ Dee Patterson
	Name:	Dee Patterson
	Title:	Managing Director

By:	/s/ Bradley Walker
	Name:	Bradley Walker
	Title:	Director

RBC - AltaLink - Second Amending Agreement to Amended and Restated Credit Agreement
LEGAL_1:250516742

NATIONAL BANK OF CANADA,
as Lender
By:	/s/ Mark Williamson
	Name:	Mark Williamson
	Title:	Authorized Signatory
By:	/s/ John Niedermier
	Name:	John Niedermier
	Title:	Authorized Signatory

RBC - AltaLink - Second Amending Agreement to Amended and Restated Credit Agreement
LEGAL_1:250516742

SCHEDULE A

APPLICABLE MARGIN - PRICING GRID

RATINGS	CATEGORY I	CATEGORY II	CATEGORY III	CATEGORY IV
S&P and DBRS	>BBB/BBB	BBB/BBB	BBB-/ BBB(low)	<BBB- /BBB(low)/ unrated
Applicable Margin for Bankers' Acceptances, LIBOR Loans and Documentary Credits	120 bps	145 bps	170 bps	200 bps
Applicable Margin for Prime Rate Loans and US Base Rate Loans	20 bps	45 bps	70 bps	100 bps
Commitment Fee	24 bps	29 bps	34 bps	40 bps